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                                                                    Exhibit 99.6

                           CONSENT OF NAMED DIRECTOR


          The undersigned does hereby consent to being named as a person about to become a director in the Amendment No. 1 to Form S-4 registration statement filed by Canaan Energy Corporation relating to 3,830,000 shares of its common stock.


Dated:  5/11/2000                        /s/ Michael P. Cross
                                         --------------------------------------
                                         Michael P. Cross